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                                                                   EXHIBIT 10.48


                            EMPLOYEE LOAN AGREEMENT

        Agreement dated this 20th day of September, 1991 by and between VINCE PISANO ("Employee") and GAIL PISANO, his wife, residing at 13446 Providence Road, Alpharetta, Georgia 30201 (collectively, the "Borrower") and Educational Medical, Inc. ("EMI"), having an office at 1050 Cambridge Square, Suite C, Alpharetta, GA 30201.


     Employee has agreed to continue his position with EMI and relocate his principal residence to Georgia. In consideration for such agreement, EMI will loan to Borrower the sum of SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00) (the "Loan") under the following terms:


              1.    AMOUNT OF LOAN.

              The amount of the Loan is Seventy-Five Thousand and No/100 Dollars ($75,000.00).

              2.    LOAN REPAYMENT.

              The outstanding balance of the Loan will become immediately due and payable at the earlier to occur of: (a) September 12, 1994; (b) the tenth
(10th) business day following the date Employee's employment with EMI is terminated, provided such termination is by Employee's action; (c) one hundred and eighty (180) calendar days following the date Employee's employment with EMI is terminated, provided such termination is by EMI's action; or (d) upon the earlier to occur of (i) the sale of the Property (as hereinafter defined), or (ii) the sale of the California Property (as hereinafter defined).

              3.   CANCELLATION OF INDEBTEDNESS.


              The first Ten Thousand Dollars ($10,000.00) of the Loan will be cancelled if the Loan is paid at or prior to its stated maturity in accordance with its terms.

              4.   USE OF PROCEEDS.

              Borrower certifies that the proceeds of the Loan shall be used only to purchase the property described in Exhibit A of this agreement (the "Property") and that the Property shall be Employee's new principal residence.

              5.   SECURITY.

              To secure Borrower's repayment to EMI of the Loan, Borrower has signed a promissory note which evidences the Loan to be secured by a deed to secure debt (the "Georgia Deed to Secure Debt") on the Property and by a deed of trust on certain real property (the "California Property") owned by Borrower and located in Orange County, California (the "California Deed of Trust"). EMI's security interest in the Property and the property encumbered by the California Deed of Trust shall end and EMI shall discharge the Georgia Deed to Secure Debt and the California Deed of Trust when Borrower shall have repaid the Loan in full.



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              6.   RIGHT OF EITHER PARTY TO TERMINATE EMPLOYMENT.

              Nothing in this Agreement gives Employee the right to continue work for EMI and nothing in this Agreement obligates Employee to continue to work for EMI (except in order to receive the benefits of paragraph 3 of this Agreement).

              7.   ENTIRE AGREEMENT.

              This Agreement and the documents referred to herein contain the entire agreement of the parties in respect of the subject matter hereof.


AGREED:


/s/ Vince Pisano                              09-20-91
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Borrower, VINCE PISANO                        Date)



/s/ Gail E. Pisano                            09-20-91
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Educational Medical, Inc.



By: /s/ Morris C. Brown                       09-20-91
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Title: Secretary                              (Date)






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                                 EXHIBIT "A"





All that tract or parcel of land lying and being in Land Lots 961 and 962 of the 2nd District, 2nd Section of Fulton County, Georgia, and being more particularly described as follows:

BEGIN at an iron pin found on the south line of Land Lot 961, said pin being located North 89 degrees 28 degrees West 306.90 feet along said line from the southeast corner of said Land Lot; thence North 89 degrees 28 degrees 00 degrees West 439.96 feet along the south land lot line to an iron pin found; thence North 00 degrees 15 degrees 43 degrees West 873.40 feet to an iron pin found; thence North 87 degrees 31 degrees 01 degrees East 990.38 feet to an iron pin found on the westerly righty-of way of Providence Road (based on a 40 foot right-of-way); thence southeasterly along said right of way along an arc of
171.78 feet (chord distance of 171.42 feet) to an iron pin found; thence South 87 degrees 30 degrees 59" West 470.90 feet to an iron pin found; thence South
07 degrees 20 degrees 46 degrees East 273.78 feet to an iron pin found; thence South 38 degrees 33 degrees 57 degrees West 226.98 feet to an iron pin found; thence South 0 degrees 16 degrees 17 degrees East 286.3 feet to an iron pin found at the point of beginning, all as shown on plat of survey for JAMES M. BRENNAN and SUSAN W. BRENNAN by JOHN W. STANZILIS, JR., RLS, dated September
27, 1984.